VISION NEW YORK MUNICIPAL INCOME FUND

(A PORTFOLIO OF VISION GROUP OF
--------------------------------
FUNDS) SUPPLEMENT TO THE COMBINED PROSPECTUS DATED JUNE 30, 2000 (REVISED AUGUST 22, 2000 AND NOVEMBER 8, 2000)

Effective January 1, 2001, Robert J. Truesdell will no longer manage the investment portfolio of the VISION New York Municipal Income Fund. Instead, daily fund management will be the responsibility of Mark Tompkins. (Mr. Truesdell will continue in a supervisory role.) Please add the following biography of Mr. Tompkins as the third paragraph on page 27 of the Prospectus:

"The New York Municipal Income Fund has been managed since January 1, 2001 by Mark Tompkins. Mr. Tompkins is a Senior Portfolio Manager in M&T Capital Advisors Group. He is responsible for managing fixed income portfolios and the trading of fixed income securities for trust accounts. Prior to joining M&T Bank in August 1998, Mr. Tompkins spent over 4 years as a Portfolio Manager with Karpus Investment Management in Rochester, New York. At Karpus, he was responsible for managing fixed income investments for various portfolios including corporations and high net worth individuals. Mr. Tompkins holds a B.S. in Mechanical Engineering from Oakland University and a M.B.A. in Finance and Accounting from Syracuse University. He is a CFA charter holder and a member of the Bond Club of Buffalo."


                                                               December 30, 2000


Cusip 92830F505
26073 (12/00)